SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 21, 2002

                              URT INDUSTRIES, INC.
             (Exact Name of Registrant as specified in its charter)

         Florida                          0-6882                 59-1167907
(State or other jurisdiction of         (Commission           (I.R.S. Employer
 incorporation or organization)          File No.)           Identification No.)

 c/o McLaughlin & Stern, LLP, 260 Madison Avene, 18th Floor, New York, New York
               (Address of principal executive offices)         (Zip Code)

       Registrant's Telephone number, including area code: (212) 448-1100

                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5

      The registrant discontinued doing business on or about June 21, 2002, and is now winding up its operations.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           URT INDUSTRIES, INC.
                                       ----------------------------
                                               Registrant

                                       By: /s/ Allan Wolk
                                          -------------------------
                                            President

Date: July 2, 2002